SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-15                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S31 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2002          By:   /s/  Thomas M. Britt
                                        ---------------------------------------
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S31
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     154,000,000.00    104,040,730.68    7,765,549.95     206,058.45      7,971,608.40     0.00       0.00       96,275,180.73
A_2     200,500,000.00    110,345,469.01   12,464,909.07     211,893.95     12,676,803.02     0.00       0.00       97,880,559.94
A_R             100.00              0.00            0.00           0.00              0.00     0.00       0.00                0.00
M_1      50,000,000.00     50,000,000.00            0.00     139,069.44        139,069.44     0.00       0.00       50,000,000.00
M_2      33,750,000.00     33,750,000.00            0.00     111,309.38        111,309.38     0.00       0.00       33,750,000.00
B        26,750,000.00     26,750,000.00            0.00     122,775.07        122,775.07     0.00       0.00       26,750,000.00
P               100.00            100.00            0.00     294,674.20        294,674.20     0.00       0.00              100.00
TOTALS  465,000,200.00    324,886,299.69   20,230,459.02   1,085,780.49     21,316,239.51     0.00       0.00      304,655,840.67

A_IO    195,300,000.00     90,400,000.00            0.00     527,333.33        527,333.33     0.00       0.00       83,800,000.00
X_1               0.00              0.00            0.00   1,483,412.12      1,483,412.12     0.00       0.00                0.00
X_2               0.00              0.00            0.00           0.00              0.00     0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VNK4      675.58916026   50.42564903       1.33804188        51.76369091      625.16351123       A_1     2.300000 %
A_2    22540VNL2      550.35146638   62.16912254       1.05682768        63.22595022      488.18234384       A_2     2.230000 %
A_R    22540VNN8        0.00000000    0.00000000       0.00000000         0.00000000        0.00000000       A_R     9.040600 %
M_1    22540VNP3    1,000.00000000    0.00000000       2.78138880         2.78138880    1,000.00000000       M_1     3.230000 %
M_2    22540VNQ1    1,000.00000000    0.00000000       3.29805570         3.29805570    1,000.00000000       M_2     3.830000 %
B      22540VNR9    1,000.00000000    0.00000000       4.58972224         4.58972224    1,000.00000000       B       5.330000 %
P      22540VNS7    1,000.00000000    0.00000000 ################   ################    1,000.00000000       P       9.818535 %
TOTALS                698.67991388   43.50634477       2.33501080        45.84135557      655.17356911

A_IO   22540VNM0      462.87762417    0.00000000       2.70011946         2.70011946      429.08346134       A_IO    7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4506
                               Fax: 212) 623-5930
                           Email: thomas.britt@chase.com

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                                November 25, 2002


Sec. 4.06(a)(i)         Principal Remittance Amount (Total)                                     19,766,730.83
                        Group 1                                                                  7,546,670.60
                        Group 2                                                                 12,220,060.23

                        Scheduled Principal Payments (Total)                                       234,134.37
                        Group 1                                                                    109,674.84
                        Group 2                                                                    124,459.53

                        Principal Prepayments (Total)                                           18,943,395.11
                        Group 1                                                                  7,320,633.86
                        Group 2                                                                 11,622,761.25

                        Curtailments (Total)                                                       275,501.58
                        Group 1                                                                    115,616.59
                        Group 2                                                                    159,884.99

                        Cutailment Interest Adjustments (Total)                                      1,944.87
                        Group 1                                                                        458.11
                        Group 2                                                                      1,486.76

                        Repurchase Principal (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Substitution Amounts (Total)                                                     0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

                        Net Liquidation Proceeds (Total)                                           114,302.14
                        Group 1                                                                          0.00
                        Group 2                                                                    114,302.14

                        Recoveries from Prior Loss Determinations (Total)                          197,474.17
                        Group 1                                                                        300.22
                        Group 2                                                                    197,173.95

                        Other Principal Adjustments (Total)                                            -21.41
                        Group 1                                                                        -13.02
                        Group 2                                                                         -8.39

                        Gross Interest (Total)                                                   3,499,207.96
                        Group 1                                                                  1,645,219.56
                        Group 2                                                                  1,853,988.40

                        Reimbursements of Non-Recoverable Advances Previously Made (Total)          77,139.21
                        Group 1                                                                     27,873.47
                        Group 2                                                                     49,265.74

                        Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)             0.00
                        Group 1                                                                          0.00
                        Group 2                                                                          0.00

Prepayment Penalties
                        Number of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                                    144.00
                        Group 1                                                                         87.00
                        Group 2                                                                         57.00

                        Balance of Loans with Respect to which
                        Prepayment Penalties were Collected (Total)                              6,159,285.47
                        Group 1                                                                  2,904,349.81
                        Group 2                                                                  3,254,935.66

                        Amount of Prepayment Penalties Collected (Total)                           294,673.38
                        Group 1                                                                    127,364.79
                        Group 2                                                                    167,308.59

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                           November 25, 2002


Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                   8,125
                        Group 1                                                                         5,122
                        Group 2                                                                         3,003

Sec. 4.06(iv)           Beginning Aggregate Loan Balance (Total)                               334,186,303.69
                        Group 1                                                                155,965,612.98
                        Group 2                                                                178,220,690.71

                        Ending Number of Loans Outstanding (Total)                                      7,699
                        Group 1                                                                         4,887
                        Group 2                                                                         2,812

                        Ending Aggregate Loan Balance (Total)                                  313,955,844.67
                        Group 1                                                                148,186,916.73
                        Group 2                                                                165,768,927.94

Sec. 4.06(a)(v)         Servicing Fees including Loss Mitigation Fees and FSA Premium(Total)       154,963.15
                        Group 1                                                                     67,637.08
                        Group 2                                                                     87,326.07

                        Trustee Fee (Total)                                                          1,531.68
                        Group 1                                                                        714.84
                        Group 2                                                                        816.84

Sec. 4.06(vii)          Current Advances (Total)                                                        N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A

                        Aggregate Advances (Total)                                                      N/A
                        Group 1                                                                         N/A
                        Group 2                                                                         N/A

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            November 25, 2002




Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          82             2,580,577.65            1.74 %
                2 Month          62             1,755,902.75            1.18 %
                3 Month          91             2,943,295.94            1.99 %
                Total           235             7,279,776.34            4.91 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          80              4,271,559.31           2.58 %
                2 Month          32              2,384,279.02           1.44 %
                3 Month          69              3,990,830.59           2.41 %
                Total           181             10,646,668.92           6.43 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         162              6,852,136.96           2.18 %
                2 Month          94              4,140,181.77           1.32 %
                3 Month         160              6,934,126.53           2.21 %
                Total           416             17,926,445.26           5.71 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                53              1,565,627.22            1.06 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                16              737,002.63              0.44 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                69               2,302,629.85           0.73 %

                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 days (Total)                              319,513.14
                Group 1                                                                               167,419.43
                Group 2                                                                               152,093.71

                * Above figures provided for calculation of Rolling Three Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                1               39,460.05               0.03 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                3               104,100.35              0.06 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                4               143,560.40              0.05 %

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-S31
                                        Statement to Certificate Holders
                                            November 25, 2002


Section 4.06(xi)        REO Properties

                        Group 1
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group 2
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

                        Group Totals
                        Number          Principal Balance       Percentage
                        0               0.00                    0.00 %

Section 4.06(xii)       Current Realized Losses (Total)                                           661,202.36
                        Group 1                                                                   232,325.87
                        Group 2                                                                   428,876.49

                        Cumulative Realized Losses - Reduced by Recoveries (Total)              8,982,121.18
                        Group 1                                                                 1,845,740.44
                        Group 2                                                                 7,136,380.74

Sec. 4.06(xv)           Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Trigger Event           Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 13.5% of Sr. Enhancement%?)                NO

                        Rolling 3 Month Delinquency Rate                                           3.59620 %
                        Sr. Enhancement Percentage x 13.5%                                         5.15160 %

O/C Reporting           Targeted Overcollateralization Amount                                   9,300,004.00
                        Ending Overcollateralization Amount                                     9,300,004.00
                        Ending Overcollateralization Deficiency                                         0.00
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 1,947,133.48
                        Payment to Class X-1                                                    1,483,412.12

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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